                                                                    Exhibit 10.3

                                                                PNC LEASING, LLC

SUPPLEMENT TO SCHEDULE OF LEASED EQUIPMENT                               PNCBANK
(CONDITIONAL SALE)

                                  SCHEDULE NUMBER:            -001
                                                   -----------------------------
                                  SCHEDULE DATE:
                                                 -------------------------------
                                  MASTER LEASE AGREEMENT NUMBER:
                                                                 ---------------
                                   MASTER LEASE AGREEMENT DATE: JANUARY 27, 2000
                                                                ----------------

1. SUPPLEMENT: This Supplement is attached to and made a part of that certain Schedule of Leased Equipment as described above between PNC LEASING, LLC as Lessor and MOUNTAINEER PARK, INC. as Lessee, which Schedule is incorporated in and made a part of the Master Lease Agreement between the Lessor and Lessee, which is herein referred to as the "Lease."

2. EQUIPMENT DESCRIPTION AND LOCATION: See Equipment descriptions and locations on Exhibit A, attached hereto and made a part hereof. The Equipment described on the original copy of Exhibit A in Lessor's possession shall be conclusively presumed to be true and correct.

3.   CAPITALIZED COSTS:

                EQUIPMENT COST                            UPFRONT SALES TAX                             TOTAL
                --------------                            -----------------                             -----
                 $2,792,080.00                                    $0                                 $2,792,080.00

4. BASE LEASE TERM: [The base term of the Lease for the Equipment described in this Supplement No. 1 is 35 months, commencing on January 31, 2000 and terminating on December 31, 2002 unless sooner terminated under the Lease.]

5. RENT: Total rent of $3,202,151.04, exclusive of applicable sales taxes, is due and payable in advance as follows:

                     NUMBER AND TYPE                      DATE PAYMENTS            AMOUNT OF            DATE PAYMENTS
                       OF PAYMENTS                          COMMENCE                PAYMENTS              TERMINATE
                       -----------                          --------                --------              ---------
                  (35) monthly payments             January 31, 2000              $91,490.00          November 30, 2002

                      Purchase Price                December 31, 2002                $1.00            December 31, 2002

6.   SALES TAX: Upfront sales tax on the lease transaction in the amount of $
     0.00 is due from Lessee on the commencement date of the base term of the Lease.

7. LESSEE'S AUTHORIZATION: Lessee authorizes Lessor to complete the information in Item 5 hereof at the time of commencement of the base lease term.

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LESSEE ACCEPTANCE CERTIFICATE

This Lessee Acceptance Certificate ("Acceptance") is hereby made a part of the Lease referenced above between the undersigned Lessor and Lessee. All terms and conditions of the Lease are incorporated herein by reference.

All of the Equipment on Exhibit A was received by us and is in good order and condition, installed to our satisfaction and acceptable to us. We reaffirm all of the terms of Paragraph 9 of the Lease including, without limitation, all covenants regarding the Year 2000 Problem. The invoice(s) covering the Equipment have been paid in full in the amount(s) shown thereon. We represent and warrant
(a) that the representations and warranties as set forth in paragraph 25 of the Lease are true and correct as of the date hereof; (b) that we have satisfied or complied with all requirements set forth in the Lease to be satisfied or complied with on or prior to the date hereof; and (c) that no uncured Event of Default under the Lease has occurred and is continuing on the date hereof. All of the Equipment has been fully delivered and installed at the location where it will be used as of the following date: January ___, 2000.

WITNESS the due execution hereof with the intent to be legally bound this _____ day of January, 2000.

PNC LEASING, LLC, LESSOR                         MOUNTAINEER PARK, INC., LESSEE

By:  MAUREEN A. CLOONAN                          By: /S/EDSON R. ARNEAULT
     ------------------------------                  ---------------------------
Title:  VICE PRESIDENT                           Title:  PRESIDENT
        ---------------------------                      -----------------------